Exhibit 99.18

                                                                EXECUTION COPY
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                        GSAA HOME EQUITY TRUST 2006-16

                           ASSET-BACKED CERTIFICATES

                                SERIES 2006-16



               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                     among

                        GOLDMAN SACHS MORTGAGE COMPANY,
                                  as Assignor

                         GS MORTGAGE SECURITIES CORP.,
                                  as Assignee

                   FIRST TENNESSEE MORTGAGE SERVICES, INC.,
                                  as Servicer

                                      and

                        FIRST HORIZON LOAN CORPORATION
                                   as Seller

                                  Dated as of

                              September 28, 2006



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               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                  ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment Agreement") made this 28th day of September, 2006, among First Horizon Loan Corporation ("First Horizon" or the "Seller"), First Tennessee Mortgage Services, Inc. ("First Horizon" or the "Servicer" and, together with the Seller, the "First Horizon Parties"), GS Mortgage Securities Corp., as assignee (the "Assignee") and Goldman Sachs Mortgage Company, as assignor (the "Assignor").

                  WHEREAS, the Assignor and the First Horizon Parties have entered into the Mortgage Loan Sale and Servicing Agreement, dated as of July 1, 2006, among the Servicer, First Tennessee Mortgage Services, Inc. and the Assignor (the "Servicing Agreement"), pursuant to which the First Horizon Parties sold to the Assignor certain mortgage loans listed on the mortgage loan schedule attached as an exhibit to the Servicing Agreement;

                  WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor certain of the mortgage loans (the "Mortgage Loans"), which are subject to the provisions of the Servicing Agreement and are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the "Mortgage Loan Schedule"); and

                  WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of September 1, 2006 (the "Trust Agreement"), among GS Mortgage Securities Corp., as depositor, Deutsche Bank National Trust Company, as trustee (the "Trustee") and as a custodian, U.S. Bank National Association, as a custodian, JPMorgan Chase Bank, National Association, as a custodian and Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), securities administrator and as a custodian, the Assignee will transfer the Mortgage Loans to the Trustee, together with the Assignee's rights under the Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor (and if applicable its affiliates, officers, directors and agents) to indemnification thereunder).

                  NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1.   Assignment and Assumption.

                  (a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Mortgage Loans and the Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor (and if applicable its affiliates, officers, directors and agents) to indemnification thereunder), and the Assignee hereby assumes all of the Assignor's obligations under the Servicing Agreement, to the extent relating to the Mortgage Loans, from and after the date hereof, and the First Horizon Parties hereby acknowledge such assignment and assumption and hereby agree to the release of the Assignor from any obligations under the Servicing Agreement from and after the date hereof, to the extent relating to the Mortgage Loans.


                           First Horizon Step 1 AAR

                  (b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership interest in the Mortgage Loans since the date of the Servicing Agreement.

                  (c) The First Horizon Parties and the Assignor shall have the right to amend, modify or terminate the Servicing Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder; provided, however, that such amendment, modification or termination shall not affect ust or be binding on the Assignee.

                  2. Modification of the Servicing Agreement. Only in so far as it relates to the Mortgage Loans, the First Horizon Parties and the Assignor hereby amend the Servicing Agreement as follows:

                  (a) the definition of "Business Day" in Section 1 shall be amended by deleting the definition in its entirety and replacing it with the following:

                  "Business Day: Any day other than a Saturday or Sunday, or a day on which banking and savings and loan institutions in (i) in the States of California, Maryland, Minnesota or New York, (ii) the state in which the Servicer is located or (iii) the state in which the Custodial Account is maintained, are authorized or obligated by law or executive order to be closed."

                  (b)  a new definition of "Eligible Account" shall be added to
Section 1 immediately following the definition of "Due Period" which shall read as follows:

                  "Eligible Account: An account or accounts maintained with a Qualified Depository."

                  (c) a new definition of "Qualified Depository" shall be added to Section 1 immediately following the definition of "Qualified Correspondent" which shall read as follows:

                  "Qualified Depository: (i) A depository, the long-term unsecured debt obligations of which are rated by a nationally recognized statistical rating agency in one of its two highest rating categories at the time of any deposit therein, or (ii) a depository, the deposits of which are fully insured to the maximum extent permitted by the FDIC or (iii) the corporate trust department of a national bank; provided that in case of (ii) and (iii) above, they maintain a rating by a nationally recognized statistical rating agency in the highest rating categories for short term debt obligations.

                  (d) a new section, Section 8, will be added immediately following Subsection 7.04 which shall read as follows:

                  "SECTION 8.  Third Party Beneficiary.

                  Wells Fargo Bank, National Association, as master servicer and securities administrator under the Master Servicing and Trust Agreement, dated as of September 1, 2006, among GS Mortgage Securities Corp., Deutsche Bank National Trust Company, U.S. Bank National Association, JPMorgan Chase Bank, National Association and Wells Fargo Bank, National Association shall be considered a third party beneficiary to this Agreement entitled to all of the rights and benefits accruing to it as if it were a direct party to this Agreement."

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                  (e) the last sentence of the first paragraph of Subsection
11.08 shall be deleted in its entirety and replaced with the following:

                  "With respect to each Mortgage Loan, on or before January 31st of each year during the term of this Agreement, beginning January 31, 2007, the Servicer shall ensure that all taxes due during the prior calendar year have been paid on the related Mortgaged Property provided that such support has been received by the Servicer at least thirty (30) calendar days prior to these dates."

                  (f) Section 11.12 shall be amended by adding the following paragraph immediately following the third paragraph of such Section:

                  "Notwithstanding the above, the Servicer shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, not later than the end of the third taxable year after the year of its acquisition unless (i) (A) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (ii) the Servicer determines, and gives an appropriate notice to the Owner to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Servicer shall report monthly to the Owner as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Owner, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Servicer as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Servicer and Owner shall be entered into with respect to such purchase money mortgage."

                  (g) Section 14.03 shall be amended by adding the following paragraph immediately following the third full paragraph in such Section:

                  "The Servicer shall deliver to the successor (i) the funds in the Custodial Account and the Escrow Account to which the Owner is entitled pursuant to the terms of this Agreement, (ii) all other funds to which the Owner is entitled pursuant to the terms of this Agreement net of any unreimbursed Advances and (iii) all other amounts which may thereafter be received with respect to the Mortgage Loans and to which the Servicer is not entitled pursuant to the terms of this Agreement within two (2) Business Days of receiving notice of the appointment of such successor servicer. The Servicer shall deliver all collateral files and servicing files and related documents and statements held by it hereunder within thirty (30) calendar days of receiving notice of the appointment of a successor servicer. The Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer."

                  (h) a new section, Section 35, will be added immediately following Subsection 34.07 which shall read as follows:

                  "SECTION 11.  Third Party Beneficiary.

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                  Wells Fargo Bank, National Association, as master servicer and securities administrator under the Master Servicing and Trust Agreement, dated as of September 1, 2006, among GS Mortgage Securities Corp., Deutsche Bank National Trust Company, U.S. Bank National Association, JPMorgan Chase Bank, National Association and Wells Fargo Bank, National Association shall be considered a third party beneficiary to this Agreement entitled to all of the rights and benefits accruing to it as if it were a direct party to this Agreement."

                  (i) Exhibit 17 shall be deleted in its entirety and be replaced with a new "Exhibit 17" which shall be as set forth in Exhibit 3 attached hereto.

                  3. Accuracy of the Servicing Agreement. The First Horizon Parties and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Servicing Agreement, (ii) the Servicing Agreement is in full force and effect as of the date hereof, (iii) except as provided in Section 2 above, the Servicing Agreement has not been amended or modified in any respect and (iv) no notice of termination has been given to any First Horizon Party under the Servicing Agreement. Each First Horizon Party, in its capacity as seller and/or servicer under the Servicing Agreement, further represents and warrants that the representations and warranties contained in Sections 7.01 and 7.02 of the Servicing Agreement are true and correct as of the Closing Date (as such term is defined in the Servicing Agreement).

                  4. Recognition of Assignee. From and after the date hereof, the First Horizon Parties shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement the terms of which are incorporated herein by reference. It is the intention of the Assignor, the Servicer and the Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the First Horizon Parties and the Assignee and their successors and assigns.

                  5. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

                  (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the First Horizon Parties other than those contained in the Servicing Agreement or this Assignment Agreement.

                  (b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreement.

                  (c) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such

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enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  6. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

                  (a) Organization. The Assignor has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of New York with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement and this Assignment Agreement.

                  (b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

                  (c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

                  (d) Authorization; No Breach. The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

                  (e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

                  7. Additional Representations and Warranties of the Assignor With Respect to the Mortgage Loans. The Assignor hereby represents and warrants to the Assignee as follows:


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                  (a)  Prior Assignments; Pledges. Except for the sale to the
Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

                  (b) Releases. The Assignor has not satisfied, canceled or subordinated in whole or in part, or rescinded any Mortgage, and the Assignor has not released the related Mortgaged Property from the lien of any Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission. The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related federal insurer, to the extent such approval was required.

                  (c) Compliance with Applicable Laws. With respect to each Mortgage Loan, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending or disclosure laws applicable to such Mortgage Loan, including without limitation, any provisions relating to prepayment charges, have been complied with.

                  (d) High Cost. No Mortgage Loan is categorized as "High Cost" pursuant to the then-current Standard & Poor's Glossary for File Format for LEVELS(R) Version 5.7, Appendix E, as revised from time to time and in effect as of the Original Purchase Date. Furthermore, none of the Mortgage Loans sold by the Seller are classified as (a) a "high cost mortgage" loan under the Home Ownership and Equity Protection Act of 1994 or (b) a "high cost home," "covered," "high-cost," "high-risk home," or "predatory" loan under any other applicable state, federal or local law.

                  (e) Georgia Fair Lending Act. No Mortgage Loan is secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

                  (f) Credit Reporting. The Assignor will cause to be fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on Mortgagor credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

                  (g) Bring Down. To the Assignor's knowledge, with respect to each Mortgage Loan, no event has occurred from and after the closing date set forth in such Servicing Agreement to the date hereof that would cause any of the representations and warranties relating to such Mortgage Loan set forth in
Section 7.01 of the Servicing Agreement to be untrue in any material respect as of the date hereof as if made on the date hereof. With respect to those representations and warranties which are made to the best of the Assignor's knowledge, if it is discovered by the Assignor that the substance of such representation and warranty is inaccurate, notwithstanding the Assignor's lack of knowledge with respect to the substance of such representation and warranty, such inaccuracy shall be deemed a breach of the applicable representation and warranty.


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                  It is understood and agreed that the representations and
warranties set forth in Sections 6 and 7 shall survive delivery of the respective mortgage loan documents to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in
Section 9 to repurchase or, in limited circumstances, substitute a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in Sections 6 and 7. It is further understood and agreed that, except as specifically set forth in Sections 6 and 7, the Assignor shall be deemed not to have made the representations and warranties in Section 7(g) with respect to, and to the extent of, representations and warranties made, as to the matters covered in Section 7(g), by the First Horizon Parties in the Servicing Agreement (or any officer's certificate delivered pursuant thereto).

                  It is understood and agreed that, with respect to the Mortgage Loans, the Assignor has made no representations or warranties to the Assignee other than those contained in Sections 6 and 7, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

                  8. Representations and Warranties of the Servicer. The Servicer hereby represents and warrants to the Assignee that, to the extent the Mortgage Loans will be part of a REMIC, the Servicer shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) in accordance with the Servicing Agreement, but in no event in a manner that would (a) cause the REMIC to fail to qualify as a REMIC or (b) result in the imposition of a tax upon the REMIC (including, but not limited to, the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in
Section 860G(d) of the Code and the tax on "net income from foreclosure property" as set forth in Section 860G(c) of the Code).

                  9. Repurchase of Mortgage Loans. (a) To the extent that any First Horizon Party is required under the Servicing Agreement or any related agreement to which such First Horizon Party and the Assignor are parties to repurchase any Mortgage Loan on account of an Early Payment Default, the Assignee shall be entitled as a result of the assignments hereunder to enforce such obligation directly against such First Horizon Party as required by and in accordance with the Servicing Agreement or such related agreement, as applicable. For purposes of this Section, "Early Payment Default" shall mean any provision of the Servicing Agreement or any related agreement to which any First Horizon Party and Assignor are parties that is designated as an "early payment default" provision of otherwise provides for the repurchase of any Mortgage Loan in the event of a default in the first (or such other number as may be specified in such provision) scheduled payment due under such Mortgage Loan after the closing or other date specified in such agreement.


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                  (b)  Upon discovery or notice of any breach by the Assignor of any representation, warranty or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within sixty (60) days from the date on which it is notified of the breach, the Assignee may enforce the Assignor's obligation hereunder to purchase such Mortgage Loan from the Assignee at the Repurchase Price as defined in the Servicing Agreement or, in limited circumstances (as set forth below), substitute such mortgage loan for a Substitute Mortgage Loan (as defined below).

                  The Assignor shall have the option, but is not obligated, to substitute a Substitute Mortgage Loan for a Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, by removing such Mortgage Loan and substituting in its place a Substitute Mortgage Loan or Loans and providing the Substitution Adjustment Amount, if any, provided that any such substitution shall be effected not later than ninety (90) days from the date on which it is notified of the breach.

                  In the event the Servicer has breached a representation or warranty under the Servicing Agreement that is substantially identical to, or covers the same matters as, a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against the Servicer to cure such breach or purchase such mortgage loan from the Trust. If the Servicer does not within ninety (90) days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Servicing Agreement) or purchase the Mortgage Loan, the Trustee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to purchase or substitute for the Mortgage Loan from the Trust.

                  In addition, the Assignor shall have the option, but is not obligated, to substitute a Substitute Mortgage Loan for a Mortgage Loan with respect to which the Servicer has breached a representation and warranty and is obligated to repurchase such Mortgage Loan under the Servicing Agreement, by removing such Mortgage Loan and substituting in its place a Substitute Mortgage Loan or Loans, provided that any such substitution shall be effected not later than ninety (90) days from the date on which it is notified of the breach.

                  In the event of any repurchase or substitution of any Mortgage Loan by the Assignor hereunder, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Servicer to cure any breach or repurchase such Mortgage Loan under the terms of the Servicing Agreement with respect to such Mortgage Loan. In the event of a repurchase or substitution of any Mortgage Loan by the Assignor, the Assignee shall promptly deliver to the Assignor or its designee the related Mortgage File and shall assign to the Assignor all of the Assignee's rights under the Servicing Agreement, but only insofar as such agreement relates to such Mortgage Loan.



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                  Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof or to take notice of any breach or default thereof.

                  For purposes of this Section, "Deleted Mortgage Loan" and "Substitute Mortgage Loan" shall be defined as set forth below.

                  "Deleted Mortgage Loan" A Mortgage Loan which is to be, pursuant to this Section 9, replaced or to be replaced by the Assignor with a Substitute Mortgage Loan.

                  "Substitute Mortgage Loan" A Mortgage Loan substituted by the Assignor for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 2% per annum higher than that of the Deleted Mortgage Loan;
(iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) be of the same type as the Deleted Mortgage Loan (i.e., fixed-rate or adjustable-rate with same periodic rate cap, lifetime rate cap, and index); and (v) comply with each representation and warranty set forth in Section 7.01 of the Servicing Agreement.

                  "Substitution Adjustment Amount" means with respect to any Mortgage Loan, the amount remitted by GSMC on the applicable Distribution Date which is the difference between the outstanding principal balance of a Substitute Mortgage Loan as of the date of substitution and the outstanding principal balance of the Deleted Mortgage Loan as of the date of substitution.

                  10. Continuing Effect. Except as contemplated hereby, the Servicing Agreement shall remain in full force and effect in accordance with its terms.

                  11.  Governing Law.

                  THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

                  EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.



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

                  12. Notices. Any notices or other communications permitted or required hereunder or under the Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

                  (a)  if to the Servicer:

                       First Horizon Home Loan Corporation
                       4000 Horizon Way
                       Irving, Texas 75063
                       Attention:  Donya Craddock
                       Fax:  (214) 441-5497

or such other address as may hereafter be furnished by the Servicer;

                  (b)  if to the Seller:

                       First Horizon Home Loan Corporation
                       4000 Horizon Way
                       Irving, Texas 75063
                       Attention: Ben Ridley
                       Fax:  (214) 441-5497

or such other address as may hereafter be furnished by the Seller;

                  (c)  in the case of the Assignee,

                       GS Mortgage Securities Corp.
                       85 Broad Street
                       New York, New York 10004
                       Attention:  Chris Gething
                       Tel.: (212) 902-1434
                       Fax:  (212) 256-5107

                       With a copy to:

                       GS Mortgage Securities Corp.
                       85 Broad Street
                       New York, New York  10004
                       Attention:  William Moliski
                       Tel.: (212) 357-8721
                       Fax:  (212) 902-3000

or such other address as may hereafter be furnished by the Assignee, and

                  (d)  in the case of the Assignor,

                       Goldman Sachs Mortgage Company



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

                       85 Broad Street
                       New York, New York 10004
                       Attention:  William Moliski
                       Tel.:  (212) 357-8721
                       Fax:  (212) 902-3000

or such other address as may hereafter be furnished by the Assignor.

                  13. Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

                  14. Definitions. Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Servicing Agreement.

                  15. Third Party Beneficiary. The parties agree that the Trustee is intended to be, and shall have the rights of, a third party beneficiary of this Assignment Agreement.



                           [SIGNATURE PAGE FOLLOWS]





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                  IN WITNESS WHEREOF, the parties hereto have executed this
Assignment Agreement the day and year first above written.


                                    GOLDMAN SACHS MORTGAGE
                                      COMPANY

                                    By:  Goldman Sachs Real Estate Funding
                                          Corp., its General Partner


                                    By: /s/ Kevin Gasvoda
                                        Name:  Kevin Gasvoda
                                        Title: Vice President


                                    GS MORTGAGE SECURITIES CORP.


                                    By: /s/ Michelle Gill
                                        --------------------------
                                        Name:  Michelle Gill
                                        Title: Vice President


                                    FIRST HORIZON LOAN CORPORATION


                                    By: /s/ Alfred Chang
                                        --------------------------
                                        Name:  Alfred Chang
                                        Title: Vice President


                                    FIRST TENNESSEE MORTGAGE SERVICES, INC.


                                    By: /s/ Edward Hyne
                                        ---------------------------------
                                        Name:  Edward Hyne
                                        Title: Assistant Secretary

                                   EXHIBIT 1

                            Mortgage Loan Schedule


   [On File with the Securities Administrator as provided by the Depositor]

                                   EXHIBIT 2

                              Servicing Agreement

                         [On File with the Depositor]




                                     2-1

                                   EXHIBIT 3


                     Exhibit 17 to the Servicing Agreement


                                  EXHIBIT 17

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

                  The assessment of compliance to be delivered by First Horizon Loan Corporation shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":



----------------------------------------------------------------------------------------------------------------------

                                                                                                    Applicable
                                                 Servicing Criteria                             Servicing Criteria

----------------------------------------------------------------------------------------------------------------------
       Reference                                      Criteria
----------------------------------------------------------------------------------------------------------------------

                                       General Servicing Considerations
----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)            Policies and procedures are instituted to monitor any performance               X
                         or other triggers and events of default in accordance with the transaction agreements.
----------------------------------------------------------------------------------------------------------------------

1122(d)(1)(ii)           If any material servicing activities are outsourced to third                    X
                         parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
----------------------------------------------------------------------------------------------------------------------

1122(d)(1)(iii)          Any requirements in the transaction agreements to
                         maintain a back-up servicer for the mortgage loans
                         are maintained.
----------------------------------------------------------------------------------------------------------------------

1122(d)(1)(iv)           A fidelity bond and errors and omissions policy is in effect on                 X
                         the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                         agreements.
----------------------------------------------------------------------------------------------------------------------

                                      Cash Collection and Administration
----------------------------------------------------------------------------------------------------------------------

1122(d)(2)(i)            Payments on mortgage loans are deposited into the appropriate                   X
                         custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------

1122(d)(2)(ii)           Disbursements made via wire transfer on behalf of an obligor or to              X
                         an investor are made only by authorized personnel.
----------------------------------------------------------------------------------------------------------------------



                                     4-2

----------------------------------------------------------------------------------------------------------------------

                                                                                                    Applicable
                                                 Servicing Criteria                             Servicing Criteria

----------------------------------------------------------------------------------------------------------------------

       Reference                                      Criteria
----------------------------------------------------------------------------------------------------------------------

1122(d)(2)(iii)          Advances of funds or guarantees regarding collections, cash flows               X
                         or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------

1122(d)(2)(iv)           The related accounts for the transaction, such as cash reserve                  X
                         accounts or accounts established as a form of
                         overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------

1122(d)(2)(v)            Each custodial account is maintained at a federally insured                     X
                         depository institution as set forth in the transaction agreements.
                         For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of
                         Rule 13k-1(b)(1) of the Securities Exchange Act.
----------------------------------------------------------------------------------------------------------------------

1122(d)(2)(vi)           Unissued checks are safeguarded so as to prevent unauthorized                   X
                         access.
----------------------------------------------------------------------------------------------------------------------

1122(d)(2)(vii)          Reconciliations are prepared on a monthly basis for all                         X
                         asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------

                                      Investor Remittances and Reporting
----------------------------------------------------------------------------------------------------------------------

1122(d)(3)(i)            Reports to investors, including those to be filed with the                      X
                         Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                         investors' or
----------------------------------------------------------------------------------------------------------------------



                                      3

----------------------------------------------------------------------------------------------------------------------

                                                                                                    Applicable
                                                 Servicing Criteria                             Servicing Criteria

----------------------------------------------------------------------------------------------------------------------

       Reference                                      Criteria
----------------------------------------------------------------------------------------------------------------------
                         the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
----------------------------------------------------------------------------------------------------------------------

1122(d)(3)(ii)           Amounts due to investors are allocated and remitted in accordance               X
                         with timeframes, distribution priority and other terms set forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------

1122(d)(3)(iii)          Disbursements made to an investor are posted within two business                X
                         days to the Servicer's investor records, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------

1122(d)(3)(iv)           Amounts remitted to investors per the investor reports agree with               X
                         cancelled checks, or other form of payment, or custodial bank statements.
----------------------------------------------------------------------------------------------------------------------

                                   Pool Asset Administration
----------------------------------------------------------------------------------------------------------------------

1122(d)(4)(i)            Collateral or security on mortgage loans is                                     X
                         maintained as required by the transaction
                         agreements or related mortgage loan documents.
----------------------------------------------------------------------------------------------------------------------

1122(d)(4)(ii)           Mortgage loan and related documents are safeguarded as required by              X
                         the transaction agreements
----------------------------------------------------------------------------------------------------------------------

1122(d)(4)(iii)          Any additions, removals or substitutions to the asset pool are                  X
                         made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------

1122(d)(4)(iv)           Payments on mortgage loans, including any payoffs, made in                      X
                         accordance with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days
                         specified in the transaction agreements, and allocated to
                         principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
----------------------------------------------------------------------------------------------------------------------

1122(d)(4)(v)            The Servicer's records regarding the mortgage loans agree with the              X
                         Servicer's records with respect to an obligor's unpaid principal balance.
----------------------------------------------------------------------------------------------------------------------

1122(d)(4)(vi)           Changes with respect to the terms or status of an obligor's                     X
                         mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
----------------------------------------------------------------------------------------------------------------------



                                      4


----------------------------------------------------------------------------------------------------------------------

                                                                                                    Applicable
                                                 Servicing Criteria                             Servicing Criteria

----------------------------------------------------------------------------------------------------------------------

       Reference                                      Criteria
----------------------------------------------------------------------------------------------------------------------

1122(d)(4)(vii)          Loss mitigation or recovery actions (e.g., forbearance plans,                   X
                         modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
----------------------------------------------------------------------------------------------------------------------

1122(d)(4)(viii)         Records documenting collection efforts are maintained during the                X
                         period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
----------------------------------------------------------------------------------------------------------------------

1122(d)(4)(ix)           Adjustments to interest rates or rates of return for mortgage                   X
                         loans with variable rates are computed based on the related mortgage loan documents.
----------------------------------------------------------------------------------------------------------------------

1122(d)(4)(x)            Regarding any funds held in trust for an obligor (such as escrow                X
                         accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                         interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws;
                         and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------

1122(d)(4)(xi)           Payments made on behalf of an obligor (such as tax or insurance                 X
                         payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------

1122(d)(4)(xii)          Any late payment penalties in connection with any payment to be                 X
                         made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
----------------------------------------------------------------------------------------------------------------------



                                      5

----------------------------------------------------------------------------------------------------------------------

                                                                                                    Applicable
                                                 Servicing Criteria                             Servicing Criteria

----------------------------------------------------------------------------------------------------------------------

       Reference                                      Criteria
----------------------------------------------------------------------------------------------------------------------

1122(d)(4)(xiii)         Disbursements made on behalf of an obligor are posted within two                X
                         business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
                         agreements.
----------------------------------------------------------------------------------------------------------------------

1122(d)(4)(xiv)          Delinquencies, charge-offs and uncollectible accounts are                       X
                         recognized and recorded in accordance with the transaction agreements.
----------------------------------------------------------------------------------------------------------------------

1122(d)(4)(xv)           Any external enhancement or other support, identified in Item
                         1114(a)(1) through (3) or Item 1115 of Regulation AB, is
                         maintained as set forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------



                                                          [NAME OF INTERIM SERVICER] [SUBSERVICER]



                                                          Date:____________________________________________________
                                                               By:
                                                               Name:
                                                               Title



                                      6